UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004

Harley-Davidson Motorcycle Trust 2004-2

(Exact name of registrant as specified in its charter)

Delaware	333-98975-02	20-6194592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-0001
(Address of principal executive offices)	(Zip Code)

(302) 651-1000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 5.                                   Other Events

The registrant is filing the consent of Ernst & Young LLP relating to the use of Ernst & Young LLP’s report regarding the balance sheet of Harley-Davidson Motorcycle Trust 2004-2 in the prospectus supplement dated May 19, 2004 under Item 7(c).

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Financial Statements:  See attached.

(b)        Pro Forma Financial Information:  None

(c)        Exhibits:

Exhibit No.	Document
23.1	Consent of Ernst & Young LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2004-2

By: Harley-Davidson Credit Corp.,
as Administrator

By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Treasurer

June 7, 2004

EXHIBIT INDEX

Exhibit No.	Document
23.1	Consent of Ernst & Young LLP